SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 16, 2003
Date of Report (Date of Earliest Event Reported)

SEQUOIA MORTGAGE FUNDING CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-103634	91-1771827

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

591 Redwood Highway, Suite 3120
Mill Valley, CA 94941

(Address of Principal Executive Offices)

(415) 389-7373

(Registrant’s Telephone Number, Including Area Code)

SEQUOIA RESIDENTIAL FUNDING, INC.

(Exact Name of Co-Registrant as Specified in Its Charter)

Delaware	333-103634	35-2170972

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

591 Redwood Highway, Suite 3160
Mill Valley, CA 94941

(Address of Principal Executive Offices)

(415) 389-7373

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

     On March 6, 2003, Sequoia Mortgage Funding Corporation and Sequoia Residential Funding, Inc. (together, the “Co-Registrants”) filed a Shelf Registration Statement on Form S-3 (Registration Statement No. 333-103634) (the “Registration Statement”), including a prospectus (the “Prospectus”) with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, covering asset-backed securities (issuable in series). The Registration Statement was declared effective on March 21, 2003. At the time the Registration Statement was filed with the SEC, an opinion of tax counsel GnazzoThill, A Professional Corporation (“GnazzoThill”), as to federal income tax matters in connection with the securities being registered by the Co-Registrants was filed with the Registration Statement.

     Effective June 1, 2003, the attorneys of GnazzoThill combined with the law firm of Chapman and Cutler, now known as Chapman and Cutler LLP.

     The Opinion of Chapman and Cutler LLP as to federal income tax matters in connection with the Registration Statement is attached hereto as Exhibit 8.1.

Item 7(c). Exhibits

8.1	Opinion of Chapman and Cutler LLP, dated July 16, 2003, with respect to federal income tax matters.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 16, 2003

SEQUOIA MORTGAGE FUNDING CORPORATION

	By:	/s/ Harold F. Zagunis

Harold F. Zagunis
Secretary

SEQUOIA RESIDENTIAL FUNDING, INC.

	By:	/s/ Harold F. Zagunis

Harold F. Zagunis
Secretary

EXHIBIT INDEX

Exhibit
Number

8.1	Opinion of Chapman and Cutler LLP, dated July 16, 2003, with respect to federal income tax matters.